WARRANT AGREEMENT



                                                               July 31, 2001


Gary W. Blackie
Wayne L. Laufer
600 Travis, Suite 6275
Houston, Texas  77002

Gentlemen:

     Comstock Resources, Inc., a Nevada corporation (the "Company"), for value received, hereby agrees to issue in accordance with the terms of this Agreement stock purchase warrants entitling Bois d'Arc Resources, Ltd., a Texas limited partnership (or its designee) ("Original Owner"), to purchase up to an aggregate of 1,620,000 shares of the Company's common stock, par value $.50 per share (the "Common Stock"). The number of warrants to be issued hereunder shall be as provided in the 2001 Exploration Agreement effective as April 1, 2001 (the "Exploration Agreement") among the Company, the Original Owner and certain other parties. Each such warrant to be issued shall be evidenced by a warrant certificate in the form attached hereto as Exhibit A (such instrument being hereinafter referred to as a "Warrant," and such Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). Each
Warrant will be exercisable by Original Owner or any other Warrantholder (as defined below) as to all or any lesser number of shares of Common Stock covered by such Warrant at an initial exercise price per share as determined pursuant to the Exploration Agreement and as provided in the Warrant, subject to adjustment in each case as provided in Section 5 below (as adjusted, the "Exercise Price"), for the exercise period provided in Section 1(a) below. The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below.

     The term "Warrantholder" refers to Original Owner and any of its transferees permitted by Section 3 below. Such term, when used in this Warrant Agreement in reference to or in the context of a person who holds or owns shares of Common Stock issued upon exercise of a Warrant, refers where appropriate to such person who holds or owns such shares of Common Stock. The term "Shares" refers to the shares of Common Stock issuable upon exercise of the Warrants.

     SECTION 1. EXERCISE OF WARRANTS; PARTIAL EXERCISE

     (a) Exercise Period. The Warrants will be exercisable by any Warrantholder as to all or any lesser number of shares of Common Stock covered by the applicable Warrant, at the Exercise Price set forth therein, at any time and from time to time on and after the date of issuance and ending at 5:00 p.m., Dallas time, on the date set forth in the Warrant (as determined in accordance with the Exploration Agreement).


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     (b)  Exercise  in  Full.  The  Warrants  may be  exercised  in  full by the
Warrantholder by surrender of the Warrants, with the form of subscription on the Warrant duly executed by such Warrantholder, to the Company at its principal office at 5300 Town and Country Blvd., Suite 500, Frisco, TX 75034, Attention:
Chief Financial Officer, accompanied by payment, in cash or by certified or bank cashier's check payable to the order of the Company, or by delivery of previously owned shares of Common Stock (valued at the Market Price Per Share), in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). The Market Price Per Share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the five consecutive trading days immediately prior to the day in question, as reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading.

     (c) Partial Exercise. Each Warrant may be exercised in part by a Warrantholder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by such Warrantholder, in the manner and at the place provided in Section 1(b) above, accompanied by payment, in cash or by certified or bank cashier's check payable to the order of the Company, or by delivery of previously owned shares of Common Stock (valued at the Market Price Per Share), in the amount obtained by multiplying the number of shares of the Common Stock designated by the Warrantholder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will issue and deliver to or upon the order of the Warrantholder a new Warrant of like tenor, in the name of the Warrantholder or as the Warrantholder (upon payment by such Warrantholder of any applicable transfer taxes) may request, subject to Section 3, calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrantholder in the aforementioned form of subscription.

     (d) Alternate Payment Right. The Warrantholder shall also have the right (the "Alternate Payment Right") to convert issed Warrants into shares of Common Stock as provided for herein. Upon exercise of the Alternate Payment Right (by delivery of the Warrants and a written notice at the place provided in Section 1(b) above), the Company shall deliver to the Warrantholder (without payment of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Alternate Payment Right is exercised (determined by subtracting the aggregate Exercise Price for the shares of Common Stock which the Warrantholder is entitled to purchase under this Warrant on such date from the aggregate Market Price Per Share for such shares on such date) by (y) the Market Price Per Share on such date. If additional Warrants remain outstanding after exercise of the Alternate Payment Right, then the Company shall also deliver a new Warrant for the remaining balance of Warrants in accordance with Section l(c) above.

     (e) Delivery of Stock Certificates on Exercise. Any exercise of the Warrants pursuant to Section 1 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose

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name or names any certificate or certificates  representing  the Shares or Other
Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other
Securities go purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes but excluding any income taxes resulting from the exercise) will cause to be issued in the name of, and delivered to the purchasing Warrantholder, a
certificate  or  certificates   representing   the  number  of  fully  paid  and
nonassessable shares of Common Stock or Other Securities to which such Warrantholder shall be entitled upon such exercise. The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

     (f) Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares will be issued for less than one-half a share.

     (g) Warrantholder to Reaffirm Intent. At the request of the Company, the Warrantholder will, at the time of exercise of any Warrant, reaffirm its agreement set out in Section 3(a) hereof and further will represent and warrant that it is acquiring the Shares as an investment and not with a view to distribution thereof unless the Warrant is exercised simultaneously with the registration of the Shares to be issued.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Warrantholders as follows:

     (a) Corporate and Other Action. The Company has all requisite power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the Shares, and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights (other than any liens that may be created by Warrantholder). This Warrant Agreement and, when issued, each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b) No Violation. The execution and delivery of this Warrant Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event

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permitting   acceleration   under,  any  statute,   the  Restated   Articles  of
Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement franchise, license, lease, permit, or any other agreement, understanding, instrument judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is or may be bound.

     SECTION 3. TRANSFER RESTRICTIONS

     (a) Compliance with Securities Law. Each Warrantholder agrees that the Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein and in compliance with all applicable securities and other laws. Each Warrantholder agrees not to make any sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the "Act"), setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless the Company has been provided with an opinion of counsel reasonably acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 4 below, shall bear an appropriate legend and be subject to a "stop-transfer" order.

     (b) Transfer Restrictions. The rights to receive Warrants may not be assigned or transferred by the Original Owner without the prior written consent of the Company. Notwithstanding the foregoing, the Original Owner may transfer all or any part of such Original Owner's interest in the Warrants to the partners of such Original Owner or to family members of such Original Owner's partners, trusts, corporations, partnerships or other entities in which a family member of Original Owner or its partners owns a majority of the beneficial interest provided that the transferee agrees in a writing delivered to the Company to accept the terms and conditions hereof, and assume all of the obligations of the transferring Original Owner under this Warrant Agreement. A "family member" for purposes of this paragraph shall include only the spouse, parents, siblings, children and descendants of the partners of Original Owner. "Descendants" for purposes of this paragraph shall include descendants through all generations and shall include blood descendant, descendants of stepchildren and persons adopted by their parent prior to attaining eighteen (18) years of age. After issuance the Warrants may be assigned to any person, subject to compliance with the terms of this Warrant Agreement and all applicable securities laws.

     (c) Tax Matters. To the extent that the exercise of the Warrants or the disposition of shares of Common Stock acquired by exercise of the Warrants results in income subject to federal or state income tax withholding, Warrantholder shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Common Stock as the Company may require to meet its obligations under applicable tax laws or regulations, and, if Warrantholder fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Warrantholder any tax required to be withheld by reason of such resulting income. Upon an exercise of the Warrants, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Common Stock distributable to Warrantholder upon such exercise.

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     SECTION 4. REGISTRATION RIGHTS

     (a) Required Registration. If the Warrantholder shall request the Company to effect the registration under the Securities Act of Shares acquired upon exercise of the Warrants or to be acquired no later than five business days after the registration hereunder shall have become effective, the Company shall use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of such Shares on Form S-3 or such similar form; provided, however, that the Company shall not be obligated to effect any such registration if the Company's counsel delivers to the Warrantholder a written opinion to the effect that the Shares may be sold or distributed without registration; and provided further, that if the Company is engaged in negotiations in respect of a merger, acquisition, combination or other transaction and in the good faith judgment of the Board of Directors of the Company disclosure of such transaction would not be in the best interest of the Company, the Company shall be entitled to postpone the filing of such registration statement until such time as the Board of Directors deems that disclosure of the transaction would not adversely affect the Company, but in no event for more than six months. All expenses incident to the Company's performance with its obligations under this paragraph shall be paid by the Company; provided, however, the Warrantholder shall be responsible for and shall pay any underwriting, brokerage or selling agent's fees, discounts or commissions, and shall be responsible for all legal fees or counsel to the Warrantholder.

     (b) Company Indemnification. In the event of any registration under the Securities Act of any securities pursuant to this Section 4, the Company will indemnify and hold harmless each Warrantholder and each other individual, corporation, partnership, trust, organization, association or other entity or individual ("Person"), if any, which controls (within the meaning of the Securities Act) such holder, against any losses, claims, damages or liabilities, joint or several, to which such holder or controlling Person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder and each such controlling Person for any legal or any other expenses reasonably incurred by such holder or such controlling person in connection with investigating or defending any loss, claim, damage, liability or proceeding, except insofar as any such losses, claims, damages, liabilities or expenses result from an untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

     (c) Indemnification by Warrantholder. In the event of any registration of any securities under the Securities Act pursuant to this Section 4, the Warrantholder will (or will furnish the written undertaking of such other Person or Persons as shall be acceptable to the Company to) indemnify and hold harmless the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any

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material  fact  contained  in  any  registration   statement  under  which  such
securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, or said prospectus or said amendment or supplement in reliance upon and in conformity within written information furnished to the Company through an instrument duly executed by such Warrantholder or any underwriter of such holder's securities specifically for use in the preparation thereof, and such Warrantholder will (or will furnish the written undertaking of such other Person or Persons as shall be acceptable to the Company to) reimburse the Company and each such controlling Person for any legal and any other expenses reasonably incurred by the Company or such controlling Person in connection with investigation or defending any such loss, claim, damage, liability, or action.

     (d) Acknowledgment of Rights. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the Warrantholder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including without limitation, any right to registration of the Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

     SECTION 5. ANTI-DILUTION PROVISIONS. The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 5.

     (a) Adjustment of Exercise Price and Number of Shares Purchasable. In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), then in each case the Exercise Price, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If as a result of an adjustment made pursuant to this Section 5(a), the holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall

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be conclusive)  shall  determine the  allocation of the adjusted  Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. Upon each adjustment of the Exercise Price or the number of Shares as a result of the calculations made in this Section 5(a), each Warrant outstanding prior to the making of the adjustment in the Exercise Price or number of Shares shall thereafter evidence the right to purchase, at the adjusted Exercise Price, the adjusted number of Shares, without the necessity for issuing a replacement Warrant.

     (b) Minimum Adjustment. No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (c)  Reorganization,  etc.  In case of any  capital  reorganization  of the
Company, or of any reclassification of the Common Stock (other than a reclassification of the Common Stock referred to in Section 5(a) above), or in the case of the consolidation of the Company with or the merger of the Company into any other corporation or of the sale or transfer of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Warrant shall after such capital reorganization, reclassification of the Common Stock, consolidation, merger, sale or transfer be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares, consolidation, merger, sale or transfer) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of the Common Stock, consolidation, merger, sale or transfer; and in any such case, if necessary, the provisions set forth in this Section 5(c) with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities, assets, or cash thereafter deliverable upon the exercise of the Warrants. The subdivision or combination of the Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this paragraph. The Company shall not effect any such consolidation, merger, transfer, or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or receiving, such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the holders of the Warrants, the obligation to deliver to the holder of each Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and to perform the other obligations of the Company under this Warrant Agreement. This Section 5(c) shall not apply to any sale, transfer or lease as an entirety, or substantially as an entirety, of the properties and assets of the Company as collateral security for obligations of the Company.

     (d) Distributions to All Shareholders Below Market Price. If the Company shall distribute to all holders of Common Stock any rights, options, warrants or convertible or exchangeable securities entitling such holders to subscribe for or purchase Common Stock at a price per share that is, at the record date for such distribution, lower than the market price per share of Common Stock on such date, then the Exercise Price to be in effect after such record date shall be

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determined by multiplying the Exercise Price in effect  immediately  before such record date by a fraction, of which the numerator shall be the sum of (i) the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Market Price Per Share of Common Stock (as defined in Section l(b) above) on such date, and the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on such record date and (y) the number of shares so offered for subscription or purchase.

     (e) Other Distributions to All Shareholders. If the Company shall distribute to all holders of Common Stock (i) any rights, options, warrants or convertible or exchangeable securities entitling the holder to subscribe for or purchase any equity securities of the Company (other than any rights, options, warrants or exchangeable securities referred to in Section 5(d), (ii) any evidences of indebtedness or other securities of the Company (other than Common Stock) or (iii) assets (other than cash dividends paid out of the earned surplus of the Company), then in each such case the Exercise Price to be in effect immediately prior to such record date by a fraction, of which the numerator shall be the Market Price Per Share of Common Stock (as defined in Section 1(b) above) on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement sent to the Warrantholder, of the portion of the rights, warrants, evidences of indebtedness, other securities or assets so distributed applicable to one share of Common Stock and of which the denominator shall be such Market Price Per Share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

     (f) Statement Regarding Adjustments. Whenever the Exercise Price shall be adjusted as provided in this Section, and upon each change in the number of shares of the Common Stock issuable upon exercise of the Warrants, the Company shall send notice to the Warrantholder, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment. Each such statement shall be signed by the Company's chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 5(g) below.

     (g) Notice to Warrantholders. In the event the Company shall propose to take any action of the type described in Sections 5(a), (c), (d) or (e), the Company shall give notice to the holder of this Warrant, in the manner set forth in Section 8, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) an the Exercise Price and the number, kind or class of shares. or other Securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     SECTION 6. FURTHER COVENANTS OF THE COMPANY.

     (a) Dilution or Impairments. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

          (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Exercise Price per share;

          (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Warrants from time to time outstanding; and

          (iii)will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving corporation), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant Agreement and the Warrants.

     (b) Title to Stock. All shares of Common Stock delivered upon the exercise of the Warrants shall be validly issued, fully paid and nonassessable; each Warrantholder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever created by the Company; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (c) Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange, upon the exercise of the Warrants, and maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants, and the Company will so list on any national. securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company. The Company currently lists its Common Stock on the New York Stock Exchange and so long as so listed, will list all shares of Common Stock issued on the exercise of the Warrant on such exchange.

     (d) Exchange of Warrants. Subject to Section 3 hereof, upon surrender for exchange of any Warrant to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such Warrantholder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of shares of the Common Stock called for on the face or faces of the Warrant or Warrants so surrendered. The Warrants and all rights thereunder are transferable in whole or in part upon the books of the Company by the registered holder thereof, subject to the provisions of
Section 3, in person or by duly authorized attorney, upon surrender of the Warrant, duly endorsed, at the principal office of the Company.

     (e) Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement and bond reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrantholder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (f) Reporting by the Company. The Company agrees that during the term of the Warrants it will use commercially reasonable efforts to keep current in the filing of all forms and other materials, if any, which it may be required to file with the appropriate regulatory authority pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and all other forms and reports required to be filed with any regulatory authority having jurisdiction over the Company.

     SECTION 7. OTHER WARRANTHOLDERS; HOLDERS OF SHARES. The Warrants shall be issued upon the following terms, to all of which each Warrantholder by the acceptance thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 3 hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of
Section 3 hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 3 hereof; (c) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner, thereof for all purposes, notwithstanding any notice to the contrary. At the request of the Company, before registration of any transfer of a Warrant, the transferee will make the representation and warranties contained in Section 2(a); and (d) Warrantholders shall not have any rights as a shareholder of the Company until exercise of the Warrants, except as otherwise provided herein.

     SECTION 8. MISCELLANEOUS.

          (i) All notices, certificates and other communications from or at the request of the Company to any Warrantholder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrantholder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. The initial address of the Original Owner shall be as set forth at the beginning of this Agreement, and the initial address of the Company shall be as set forth in Section l(b) hereof.

          (ii) This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          (iii) This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.

          (iv) The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, and the Exploration Agreement, constitute the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed effective as of the 31st day of July, 2001 in Frisco, Texas by its proper corporate officers, hereunto duly authorized.

                               COMSTOCK RESOURCES, INC.


                               By:  /s/M. JAY ALLISON
                                  -------------------------------
                                    M. JAY ALLISON, President and
                                    Chief Executive Officer


This Warrant Agreement is confirmed and
agreed to effective as of July 31, 2001:


By: /s/GARY W. BLACKIE
   --------------------------------------------------
     Gary W. Blackie


By: /s/WAYNE L. LAUFER
   --------------------------------------------------
     Wayne L. Laufer

                                [Face of Warrant]
                                    Exhibit A
                                     WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

TRANSFER OF THIS WARRANT IS FURTHER SUBJECT TO RESTRICTIONS SET OUT IN THE WARRANT AGREEMENT REFERRED TO BELOW.


Warrant No.                       To Purchase up to ____ Shares of Common Stock,
            ---------------       par value $.50 per share

                            COMSTOCK RESOURCES, INC.
               Incorporated Under the Laws of the State of Nevada
Registered Owner:                                            Date:  ____________
                   ----------------------------------
Exercise Price Per Share:  $______

Expiration Date:  5:00 p.m., Dallas, Texas time on _______________

     This certifies that, for value received, the registered owner named above is entitled, subject to the terms and conditions of this Warrant and the Warrant Agreement (defined below), until the expiration date listed above, to purchase up to the number of shares set forth above of the Common Stock, par value $.50 per share (the "Common Stock"), of Comstock Resources, Inc., a Nevada corporation (the "Company"), from the Company at the exercise price per share set forth above (subject to adjustment), on delivery of this Warrant to the Company with the form of subscription duty executed and payment of the exercise price (in cash or by certified or bank cashier's check payable to the order of the Company) for each share purchased.

     This Warrant is subject to the terms of that certain Warrant Agreement dated as of July 31, 2001, between the Company and Bois d'Arc Resources, Ltd. (the "Warrant Agreement"), the terms of which are hereby incorporated herein and which the holder of this Warrant consents by acceptance hereof. Reference is hereby made to such Warrant Agreement for a more complete statement of the rights and limitation of rights of the holder of this Warrant and the rights and obligations of the Company thereunder. Copies of the Warrant Agreement are on file at the office of the Company. The number of shares of Common Stock which may be purchased upon the exercise of the Warrants represented hereby and the purchase price per share upon such exercise shall be subject to adjustment from time to time as provided in Section 5 of the Warrant Agreement.

     WITNESS the signature of the Company's authorized officer.

                               COMSTOCK RESOURCES, INC.


                                 By:
                                    --------------------------------------------
                                        Name:
                                     -------------------------------------------
                                        Title:
                                     -------------------------------------------


ATTEST:


By:
   ----------------------------------------
     Name:
          ---------------------------------
     Title:
           --------------------------------

                              [Reverse of Warrant]

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To Comstock Resources, Inc.

     The undersigned, the holder of this Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______ shares of Common Stock of Comstock Resources, Inc. and herewith makes payment of $______ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned. If said number of shares is less than all of the shares of Common Stock purchasable under this Warrant, the undersigned requests that a new Warrant representing the balance of the shares be issued to be undersigned.

Dated:
      ---------------------


                    ----------------------------------------
                    (Signature must conform in all respects to name of holder as specified on the face of the enclosed Warrant)

                    ----------------------------------------
                              (Address)

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

     For value received, the undersigned hereby sells, assigns and transfers unto _____________________ the right represented by the enclosed Warrant to purchase shares of Common Stock of Comstock Resources, Inc. to which the enclosed Warrant relates, and appoints _____________________ Attorney to transfer such right on the books of Comstock Resources, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that the transfer of the enclosed Warrant is permitted by the terms of the Warrant Agreement pursuant to which the enclosed Warrant has been issued, and the transferee hereof, by his acceptance of this Agreement, represents and warrants that he is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.

Dated:
      ---------------------

                    ----------------------------------------
                    (Signature must conform in all respects to name of holder as specified on the face of the enclosed Warrant)

                    ----------------------------------------
                              (Address)

                                       14